U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 28, 2003


                                 PETROGEN CORP.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                    NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


         00-25579                                      87-0571853
________________________                   ____________________________________
(Commission file number)                   (I.R.S. Employer Identification No.)


                             3200 Southwest Freeway
                                   Suite 3300
                              Houston, Texas 77027
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  713.402.6115
                           ___________________________
                           (Issuer's telephone number)

Items 1 through 6 not applicable.


Item 8. Change in Fiscal Year

         On October 23, 2003, the Board of Directors of Petrogen Corp., a Nevada corporation (the "Company"), approved a change in fiscal year end of the Company from a calendar year-end of December 31st to a year-end of September 30th. The Board of Directors' decision to change the fiscal year end was based upon consummation of a share exchange agreement between Hadro Resources, Inc. (now known as Petrogen Corp.), Petrogen, Inc., a Colorado corporation ("Petrogen"), and the shareholders of Petrogen effective February 12, 2003, and the resulting acquisition of Petrogen, which has a fiscal year end of September 30th.

         The date of the Company's fiscal year end is September 30th. Therefore, the Company's quarterly report on Form 10-SQB for the quarterly period ended March 31, 2003 covered such transition period and was for a six-month period ended March 31, 2003. The Company's quarterly report on Form 10-QSB for the quarterly period ended June 30, 2003 was for a nine-month period ended June 30, 2003.

         The Company's annual report on Form 10-KSB will be for fiscal year ended September 30, 2003.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

              Not applicable.

(b) Pro Forma Financial Information.

              Not applicable.

(c) Exhibits.

              Not applicable.

                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            PETROGEN CORP.


Date:  October 28, 2003                     By:/s/ SACHA H. SPINDLER
                                               ________________________________
                                               Sacha H. Spindler, President